UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 22, 2003

                                COLUMBIA BANCORP
             (Exact name of registrant as specified in its chapter)

         Oregon                       0-27938                   93-1193156
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
                    (Address of principal executive offices)


                                 (541) 298-6649
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 7. Exhibits.

(c) Exhibits

99.1     Press Release dated October 22, 2003.

Item 9.  Regulation FD Disclosure.

The information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. On October 22, 2003, Columbia Bancorp (NASDAQ: "CBBO") issued a press release announcing its 2003 third quarter results. A copy of the press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 22, 2003                      /s/ Roger L. Christensen
                                              ------------------------
                                             Roger L. Christensen, President and
                                             Chief Executive - Columbia River
                                             Bank; President and Chief Executive
                                             Officer - Columbia Bancorp

Dated:  October 22, 2003
                                             /s/ Greg B. Spear
                                             ------------------------
                                            Greg B. Spear, Executive Vice
                                            President, Chief Financial Officer -
                                            Columbia River Bank; and Chief
                                            Financial Officer - Columbia Bancorp